UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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ARBIOS SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARBIOS SYSTEMS, INC.

1050 Winter Street, Suite 1000
Waltham, MA 02451

June 15, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 annual meeting of Stockholders of Arbios Systems, Inc. The meeting will be held at the offices of Mintz, Levin, Cohn, Ferris , Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, beginning at 9:00 a.m., local time, on July 12, 2007.

The attached Notice of Meeting and the proxy statement on the following pages cover the formal business of the meeting, which includes four items to be voted on by the stockholders. At the annual meeting, management will report on our current operations and will be available to respond to questions from stockholders.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

I hope you will join us.

Sincerely,

/s/ Walter C. Ogier
Walter C. Ogier
Chief Executive Officer

ARBIOS SYSTEMS, INC.

1050 Winter Street, Suite 1000
Waltham, MA 02451

NOTICE OF THE 2007 ANNUAL MEETING OF STOCKHOLDERS

to be held on July 12, 2007

Notice is hereby given to the holders of common stock, $.001 par value per share, of Arbios Systems, Inc., that the 2007 annual meeting of Stockholders will be held on July 12, 2007 at the offices of Mintz, Levin, Cohn, Ferris , Glovsky and Popeo, P.C., One Financial Center, Floor 38, Boston, Massachusetts, 02111, beginning at 9:00 a.m., local time, for the following purposes:

(1)	To elect six directors to serve until the 2008 annual meeting of Stockholders;

(2)	To approve an amendment to Arbios’ Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 100,000,000;

(3)	To approve a proposed amendment to the Arbios 2005 Stock Incentive Plan;

(4)	To ratify the appointment of Stonefield Josephson, Inc. as Arbios’ independent registered public accounting firm for the fiscal year ending December 31, 2007; and

(5)	To transact such other business as may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

Only those stockholders of record at the close of business on May 16, 2007 are entitled to notice of and to vote at the annual meeting or at any postponement or adjournment of the annual meeting. A complete list of stockholders entitled to vote at the annual meeting will be available at the annual meeting, and during the 10 days prior to the meeting, at the office of the Secretary at the above address.

By Order of the Board of Directors

June 15, 2007	/s/ Scott L. Hayashi
Corporate Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

i

ARBIOS SYSTEMS, INC.
1050 Winter Street, Suite 1000 Waltham, MA 02451

PROXY STATEMENT FOR THE

Arbios Annual Meeting of Stockholders to be Held on July 12, 2007

This proxy statement is furnished to holders of the common stock of Arbios Systems, Inc. (the “Company,”, “Arbios”, “we” or “us”), a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors and management for use at our 2007 annual meeting of Stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, beginning at 9:00 a.m., local time, on July 12, 2007 and at any postponement or adjournment of the annual meeting.

This proxy statement and the accompanying proxy card are first being mailed to our stockholders on or about June 20 2007.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because the our Board of Directors is soliciting your proxy to vote at the 2007 annual meeting of stockholders and any adjournments of the meeting to be held at the offices of Mintz, Levin, Cohn, Ferris , Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, beginning at 9:00 a.m., local time, on July 12, 2007. This proxy statement along with the accompanying notice of annual meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

On June 20, 2007 we began sending this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement, our 2006 annual report on Form 10-KSB, which includes our financial statements for the fiscal year ended December 31, 2006. You can also find a copy of our 2006 annual report on Form 10-KSB on the Internet through the SEC’s electronic data system called EDGAR at www.sec.gov or through the Investor/Media Relations section of our website at www.arbios.com.

What is the Purpose of the Annual Meeting?

At the annual meeting, stockholders will act upon the matters outlined in the attached notice of annual meeting of stockholders and described in detail in this proxy statement. They are:

•	The election of six directors;

•	An amendment to Arbios’ Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 100,000,000;

•	An amendment to the Arbios 2005 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 3,000,000 shares to 4,000,000 shares; and

•	The ratification of our appointment of independent registered public accountants for the fiscal year ending December 31, 2007.

In addition, management will report on our performance during fiscal 2006 and respond to questions from stockholders.

Who Can Vote?

Only stockholders who owned Arbios common stock at the close of business on May 16, 2007 are entitled to vote at the annual meeting. On this record date, there were 25,144,086 shares of Arbios common stock outstanding and entitled to vote. Arbios common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of Arbios common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, The Nevada Agency and Trust Company, or you have stock certificates, you may vote:

• By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

• In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

• By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

• By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

• In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

What constitutes a quorum?

Our Bylaws provide that the presence, in person or by proxy, at our annual meeting of the holders of a majority of the outstanding shares of our common stock will constitute a quorum.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include broker non-votes also will be counted as shares present for purposes of establishing a quorum. On the record date of May 16, 2007, there we 25,144,086 shares of our common stock issued and outstanding, and those shares are the only shares that are entitled to be voted at the annual meeting.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the amendment to the Arbios Certificate of Incorporation;

•	“FOR” the amendment to the Arbios 2005 Stock Incentive Plan; and

•	“FOR” ratification of the selection of independent auditors for our fiscal year ending December 31, 2007.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above. Only your latest Internet or telephone vote will be counted;
•	notifying Arbios’ Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or
•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares, the bank, broker or other nominee has the authority to vote your unvoted shares on both Proposals 1 and 4 even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to the Arbios Certificate of Incorporation
The affirmative vote of a majority of the company’s outstanding common stock is required to approve the amendment to the Arbios Certificate of Incorporation. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 3: Approve Amendment to Increase the Shares Available under Arbios 2005 Incentive Plan
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the Arbios 2005 Stock Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratify Selection of Auditors
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of Stonefield Josephson, Inc. as our registered independent public accounting firm for 2007, our Audit Committee of our Board of Directors will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, The Nevada Agency and Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission (“SEC”) adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both you and Arbios. It reduces the volume of duplicate information received at your household and helps to reduce Arbios’s expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, The Nevada Agency and Trust Company, by calling (775) 322-0626.

If you do not wish to participate in “householding” and would like to receive your own set of Arbios annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another Arbios shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

• If your Arbios shares are registered in your own name, please contact our transfer agent, The Nevada Agency and Trust Company, and inform them of your request by calling them at (775) 322-0626 or writing them at 50 West Liberty Street, Suite 880, Reno, Nevada 89501.

• If a broker or other nominee holds your Arbios shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Proxies

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented by the proxy card will be voted at the annual meeting and at any postponement or adjournment of the annual meeting in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED “FOR” ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, IN THE SOLE DISCRETION OF THE PROXY HOLDERS.

A stockholder who returns a proxy card may revoke it at any time prior to its exercise at the annual meeting by any of the following means: giving written notice of revocation to our Corporate Secretary; properly submitting to us a duly executed proxy bearing a later date; or appearing at the annual meeting and voting in person. All written notices of revocation of proxies should be addressed to: Arbios Systems, Inc., 1050 Winter Street, Suite 1000, Waltham, MA 02154, Attention: Corporate Secretary.

MANAGEMENT

The Board of Directors

Our Board of Directors currently consists of six members, consisting of Walter C. Ogier, Dennis Kogod, Thomas C. Seoh, Jack E. Stover, Thomas M. Tully and John M. Vierling, M.D. Pursuant to our Bylaws, our Board of Directors has fixed the number of our directors to be six subsequent to the annual meeting. Each director is elected for a term of one year and until his or her successor is elected.

The following is information concerning our current directors. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.

A majority of our directors are "independent directors" as defined by the listing standards of the Nasdaq Stock Market LLCC, and the Board of Directors has determined that our independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent director nominees are Messrs. Kogod, Seoh, Stover and Tully and Dr. Vierling.

The following table sets forth the name, age and position held by each of director nominee. Directors are elected at each annual meeting and thereafter serve until the next annual meeting (currently expected to be held during the third calendar quarter of 2008) at which their successors are duly elected by the stockholders.

Name	Age	Position

Walter C. Ogier	50	Director, President and Chief Executive Officer

John M. Vierling, M.D. (2)	61	Director, Chairman of the Board

Jack E. Stover (1)	54	Director

Thomas C. Seoh (1)(3)	49	Director

Thomas M. Tully (1)(2)(3)	61	Director

Dennis Kogod (2)(3)	47	Director

_________________________
(1) Member of Audit Committee.
(2) Member of Compensation Committee
(3)  Member of Nominating and Corporate Governance Committee.

The following describes the backgrounds of the directors nominees.

Walter C. Ogier. Mr. Ogier was appointed President and Chief Executive Officer and a director of Arbios in November 2005 and has two decades of experience in the healthcare and biotechnology industries. Prior to joining Arbios, Mr. Ogier was President and Chief Executive Officer of Genetix Pharmaceuticals Inc., which is developing gene therapies for major genetic diseases and was affiliated with Johnson & Johnson, from December 2001 until November 2005. Prior to that, Mr. Ogier was President and Chief Executive Officer of Eligix, Inc., a Harvard University-affiliated company engaged in monoclonal antibody-based therapies for stem cell transplantation and cell therapies for cancer, from October 1997 through November 2001. Mr. Ogier was also previously Vice President of Marketing for Aastrom Biosciences and held various positions in marketing and business development within Baxter Healthcare Corporation and its Blood Therapy Group and was an industrial economist with SRI International (formerly Stanford Research Institute).

John M. Vierling, M.D., FACP. Dr. Vierling has served as a director since February 2002. In April 2005, Dr. Vierling assumed the position of Professor of Medicine and Surgery, Director of Baylor Liver Health and Chief of Hepatology at the Baylor College of Medicine and Director, Advanced Liver Therapies at St. Luke’s Episcopal Hospital in Houston, Texas. Dr. Vierling had been a Professor of Medicine at the David Geffen School of Medicine at UCLA from 1996 to 2005 and was the Director of Hepatology and Medical Director of Multi-Organ Transplantation Program at Cedars-Sinai Medical Center from 1990 until 2004. Dr. Vierling is also currently the President of the American Association for the Study of Liver Diseases. Dr. Vierling was the Chairman of the Board of the American Liver Foundation from 1994 to 2000, and the President of the Southern California Society for Gastroenterology from 1994 to 1995.  Dr. Vierling has also been a member of numerous National Institutes of Health study sections and advisory committees, including the NIDDK Liver Tissue Procurement and Distribution Program.  He is currently Chairman of the Data Safety Monitoring Board for the National Institute of Health, NIDDK ViraHep C Multicenter Trial.  Dr. Vierling’s research has focused on the immunological mechanisms of liver injury caused by hepatitis B and C viruses and autoimmune and alloimmune diseases.

Jack E. Stover. Mr. Stover has served as a director since November 2004. Mr. Stover is also a director of PDI, Inc. and Antares Pharma, Inc. Mr. Stover was elected the President and Chief Operating Officer of Antares Pharma, Inc., (a public specialty pharmaceutical company) in July 2004. In September 2004, he was named President, CEO and was appointed as a director of that company. Prior thereto, for approximately two years Mr. Stover was Executive Vice President, Chief Financial Officer and Treasurer of SICOR, Inc., a Nasdaq traded injectable pharmaceutical company that was acquired by Teva Pharmaceutical Inc. Prior to that, Mr. Stover was Executive Vice President and Director for Gynetics, Inc., a private women’s drug company, and the Senior Vice President, Chief Financial Officer, Chief Information Officer and Director for B. Braun Medical, Inc., a private global medical device and pharmaceutical company. For over 16 years, Mr. Stover was an employee and then a partner with PricewaterhouseCoopers, working in their bioscience industry division. Mr. Stover is also a CPA.

Thomas C. Seoh. Mr. Seoh has served as a director since March 2005. Since February 2006, Mr. Seoh has served as Chief Executive Officer of Faust Pharmaceuticals S.A., a clinical stage product company focused on drugs for neurological diseases and conditions.  From 2005 to 2006, Mr. Seoh was Managing Director of Beyond Complexity Ventures, LLC, engaged in life science start-up and business development consulting activities. From 1995 to 2005, Mr. Seoh was Senior Vice President, Corporate and Commercial Development, and previously Vice President, General Counsel and Secretary, with NASDAQ-listed Guilford Pharmaceuticals Inc., engaged in research, development and commercialization of CNS, oncology and cardiovascular products.  Previous positions included Vice President and Associate General Counsel of ICN Pharmaceuticals, Inc., General Counsel and Secretary of Consolidated Press U.S., Inc. and corporate attorney in the New York City and London offices of Lord Day & Lord, Barrett Smith.

Thomas M. Tully. Mr. Tully has served as a director since May 2005. Since January 2006, Mr. Tully has served as Chairman and Chief Executive Officer of IDev Technologies, a medical device company focused on the development and marketing of innovative minimally invasive devices for the treatment of peripheral vascular disease. From August 2000 until April 2005, Mr. Tully was the President and Chief Executive Officer of Neothermia Corporation, a medical device company. Prior thereto, from June 1995 to April 2000, Mr. Tully was the President and Chief Executive Officer of Nitinol Medical Technologies, Inc., a medical device company. Mr. Tully was the President of Organogenesis Inc., from 1991 to 1994, and the President of Schnieder (USA) Inc. from 1988 to 1991. From 1980 through 1988 he held various positions with Johnson & Johnson, including President, Johnson & Johnson Interventional Systems and Vice President Marketing and Sales at the Johnson & Johnson Cardiovascular division.

Dennis Kogod. Mr. Kogod has served as a director since May 2005. Mr. Kogod is Division President, Western Group for Davita, Inc., a leading provider of dialysis services for patients suffering from chronic kidney failure. Mr. Kogod joined Davita when that company acquired Gambro Healthcare in October 2005. Prior to the acquisition, Mr. Kogod was President and Chief Operating Officer of the West Division of Gambro Healthcare USA, which he joined in July 2000. Before that, Mr. Kogod spent 13 years with Teleflex Corporation, a NYSE-traded company. While there, he served as Division President of the Teleflex Medical Group from December 1999 to July 2000.

Meetings of the Board of Directors and Committees

Board of Directors

The property, affairs and business of Arbios are conducted under the supervision and management of our Board of Directors as called for under the corporation law of Delaware, and our Bylaws. Our Board of Directors has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, and has determined that each member of these Committees is “independent” under the independence standards of the Nasdaq Stock Market’s Marketplace Rules and the SEC. Our Board of Directors also has determined that Mr. Stover, one of the independent directors serving on our Audit Committee, is an “audit committee financial expert” within the meaning of SEC rules.

The Board of Directors held nine meetings during the 2006 fiscal year. During the term for which the director served on the Board, each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings of all Board committees on which he or she served.

The following table provides information concerning the current membership of our Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Walter C. Ogier

Dennis Kogod		X	X

Thomas C. Seoh	X		X(1)

Jack E. Stover	X(2)

Thomas M. Tully	X	X(3)	X

John M. Vierling, M.D., FACP		X
__________________
(1)	Thomas C. Seoh is the Chairman of the Nominating and Corporate Governance Committee.
(2)	Jack E. Stover is the Chairman of the Audit Committee.
(3)	Thomas M. Tully is the Chairman of the Compensation Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of our financial statements and reports, our independent registered public accounting firm's qualifications and independence, and our compliance with applicable legal and regulatory requirements.

The Audit Committee reviews our financial structure, policies and procedures, appoints our independent registered public accountants, reviews with the independent registered public accountants the plans and results of the audit engagement, approves permitted non-audit services provided by our independent registered public accountants and reviews the independence of the accountants and the adequacy of our internal control over financial reporting. The Audit Committee or an authorized independent body of the Board is authorized to review and approve related-party transactions for potential conflicts of interest. The Audit Committee’s responsibilities also include oversight activities described below under the “Report of the Audit Committee.” Our Board of Directors has determined that Mr. Stover, one of the independent directors serving on our Audit Committee, is an “audit committee financial expert” within the meaning of SEC rules.

The Audit Committee was established in February 2004 and held ten meetings during the 2006 fiscal year. A copy of the Audit Committee’s Charter was attached to the proxy statement for our 2005 annual meeting of Stockholders

Compensation Committee

The Compensation Committee is authorized to review and make recommendations to the full Board of Directors relating to the annual salaries and bonuses of our officers and to make recommendations to the Board regarding grants of stock options, the exercise price of each option and the number of shares to be issuable upon the exercise of each option under our stock option plans.

The Compensation Committee was established in November 2004 and held four meetings during the 2006 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified candidates for election as directors, selecting director nominees for election at our annual stockholders meetings, selecting candidates to fill vacancies on our Board of Directors and developing criteria to be used in making such recommendations.

The Nominating and Corporate Governance Committee was formed in November 2004. A copy of the Nominating and Corporate Governance Committee’s Charter was attached to the proxy statement for our 2005 annual meeting of Stockholders. The Nominating and Corporate Governance Committee nominated the current slate of directors for the annual meeting and held one meeting during the 2006 fiscal year.

The Nominating and Corporate Governance Committee has not established any specific minimum qualifications for director candidates or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director. However, the Nominating and Corporate Governance Committee evaluates potential director candidates based on various factors, including but not limited to:  background and experience relevant to the Company’s operations, including hepatology and/or medicine in general, clinical, regulatory, product and business development, commercialization of relevant products, senior management and/or board of directors experience in life science companies, and relevant financial and legal public company experience; independence; committee needs; availability; compatibility; and views of management and major stockholders. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, our Nominating and Corporate Governance Committee generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations and Nominations of Director Candidates

The Nominating and Corporate Governance Committee will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive officers of the Company as set forth under “Stockholder Proposals” below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee. Any recommendations in proper form received from stockholders will be evaluated in the same manner as recommendations received from our Board members or management.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our Board members may do so by writing to us at our principal executive office at 1050 Winter Street, Suite 1000, Waltham, Massachusetts 012451. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or will be delivered unopened to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings

The Board has adopted a policy requiring that each member of the Board make every effort to attend the annual meetings of stockholders. All of our directors attended our 2006 annual meeting.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors.

Name	Age	Position

Scott L. Hayashi	35	Vice President of Administration, Chief Financial Officer and Secretary

David J. Zeffren	50	Vice President of Product Development

Shawn P. Cain	40	Vice President of Operations

Jacek Rozga, M.D., Ph.D.	58	Chief Scientific Officer

Scott L. Hayashi Mr. Hayashi joined the company as its Chief Administrative Officer in February 2004, became the Secretary of the company in July 2004 and was appointed as the Vice President of Administration in November 2004. In March 2005, Mr. Hayashi assumed the role as our Chief Financial Officer. Prior to joining Arbios, Mr. Hayashi was a Manager of Overseas Development for Cardinal Health, Inc. from July 2000 to April 2002, Mr. Hayashi worked in finance, mergers and acquisitions for Northrop Grumman Corporation from March 1997 to July 2000 and Honeywell, Inc. from July 1994 to December 1996.

Shawn P. Cain  Mr. Cain joined the company as its Vice President of Operations in April 2005 and was previously employed by us as a part-time consultant from December 2003 to March 2005. From June 2003 to March 2005, Mr. Cain was employed at Becton Dickinson’s Discovery Labware, Biologics Business, where he was responsible for the operation of two manufacturing facilities that produced over 900 biologics products.  From January 1997 through May 2003, Mr. Cain was the Vice President of Operations for Circe Biomedical, Inc., where he was instrumental in the early development of the bioartificial liver technology, including development the company’s HepatAssistTM product.

David J. Zeffren Mr. Zeffren was first employed by us as a consultant in February 2004, before being appointed Vice President of Operations in November 2004, after which he became Vice President of Product Development in March 2005. Prior to joining Arbios, Mr. Zeffren had been the Chief Operating Officer of Skilled Health Systems, L.C., a healthcare technology and clinical research organization from 1999 to 2004. Mr. Zeffren was also Chief Operating Officer of Physician Care Management from 1996 to 1999. Mr. Zeffren was a Corporate Director, Business Development & Division Manager at INFUSX, Inc., a subsidiary of Salick Health Care, Inc. from 1993-1996. Mr. Zeffren has over 20 years of experience working in the healthcare and medical device industries.

Jacek Rozga, MD, Ph.D. Dr. Rozga is a co-founder of Arbios and has been Chief Scientific Officer of Arbios since its organization in August 2000. Dr. Rozga served as President of Arbios from August 2000 until November 2005. From October 2003 until March 2005, Dr. Rozga also acted as our Chief Financial Officer. Dr. Rozga is Chairman and Chief Executive Officer of OncoTx, Inc., a private California corporation since October 2005. Since 1992, Dr. Rozga has been a professor of Surgery at UCLA School of Medicine. Dr. Rozga was previously a research scientist at Cedars-Sinai Medical Center from 1992 to 2005.

There are no family relationships between any of the executive officers and directors.

Key Employees and Consultants

Ulrich Baurmeister, Ph.D. Dr. Baurmeister has been Chief Technology Officer of Arbios since November, 2006. He is an expert in the field of semi-permeable polymer membrane development. From 1982 until 2000, Dr. Baurmeister served in various senior research and development, marketing and business development roles at Membrana GmbH, a leading supplier of semi-permeable membranes for dialysis and water purification, and its parent companies, Akzo Nobel and Acordis AG. He was most recently Managing Director, Business Development, overseeing Membrana’s extension into new areas of business and technology. From 2000 to 2004, he continued at Membrana while also serving as Chief Executive Officer of MAT Adsorption Technologies GmbH & Co. KG, a Membrana spin-off venture that developed selective adsorption membrane technology. Dr. Baurmeister serves Arbios on a half-time contractor basis, alongside his role as Advisor and Senior Visiting Scientist at the University Hospital Charite in Berlin, Germany. He also serves on the boards of the Society of Artificial Organs, the International Society of Blood Purification, and the International Society for Apheresis, and he participates in various working groups in the fields of biocompatibility of materials and organ failure. Dr. Baurmeister works for Arbios on a part-time consulting basis.

Jan Stange, MD. Prof. Stange has been Senior Clinical Advisor to Arbios since early 2006 and he is currently overseeing the Company’s clinical development program. He is an expert in the clinical development of products for the treatment of liver failure, having managed pivotal phase, multi-center clinical trials for various liver failure indications in both the U.S. and Europe. From 2000 to 2005, he was a founder and the Medical Director of Teraklin GmbH, where he directed clinical trials of that company’s MARS Liver Assist system, currently owned by Gambro AS. Since 1992, Dr. Stange has held academic, clinical and research positions at the University of Rostock, Germany and the University of California, San Diego and has founded other medical products companies in addition to Teraklin. He is currently Professor of Bioartificial Therapies at the University of Rostock. He serves on the board of directors of Forum Liver Dialysis. Dr. Stange serves Arbios on a part-time contractor basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 16, 2007 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by each of our Named Executive Officers and our directors and (c) by all executive officers and directors of this company as a group. As of April 30, 2007, there were 25,144,086 shares of our common stock issued and outstanding. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them. Except as otherwise indicated, the address of each stockholder is c/o the company at 1050 Winter Street, Suite 1000, Waltham, Massachusetts 02451.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class

Jacek Rozga, M.D., Ph.D.	2,228,000	(2)	8.8%

Achilles A. Demetriou, M.D., Ph.D. and Kristin P. Demetriou	2,500,000	(3)	9.9%

John M. Vierling, M.D.	225,853	(4)	*

Walter C. Ogier	421,667	(5)	1.6%

Jack E. Stover	140,853	(6)	*

Thomas C. Seoh	108,117	(7)	*

Dennis Kogod	102,742	(8)	*

Thomas Tully	130,957	(9)	*

Scott L. Hayashi	44,167	(10)	*

David Zeffren	72,000	(11)	*

Shawn Cain	46,042	(12)	*

Gary Ballen	1,139,222	(13)	4.4%

LibertyView Funds, LP 111 River Street - Suite 1000 Hoboken, NJ 07030-5776	1,701,968	(14)	6.6%

LibertyView Special Opportunities Fund, LP 111 River Street - Suite 1000 Hoboken, NJ 07030-5776	2,474,752	(15)	9.6%

Neuberger Berman LLC 111 River Street - Suite 1000 Hoboken, NJ 07030-5776	4,805,931	(16)	18.1%

All executive officers and directors as a group (10 persons)	3,520,397	(17)	14.0%

* Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, warrant or convertible security, but not for purposes of computing the percentage of any other holder.

(2)	Includes currently exercisable options to purchase 78,000 shares of common stock.

(3)
Consists of 2,500,000 shares owned by the A & K Demetriou Family Trust, of which Achilles A. Demetriou, M.D., Ph.D. and Kristin P. Demetriou each are co-trustees with the right to vote or dispose of the trust’s shares.

(4)	Consists of i) currently exercisable options to purchase 199,290 shares of common stock, ii) 26,563 shares of restricted common stock.

(5)	Consists of i) currently exercisable options to purchase 416,667 shares of common stock and ii) 5,000 shares of common stock.

(6)	Consists of i) currently exercisable options to purchase 113,290 shares of common stock ii) 26,563 shares of restricted common stock and iii)1,000 shares of common stock.

(7)	Consists of i) currently exercisable options to purchase 93,273 shares of common stock, ii) 14,844 shares of restricted common stock.

(8)	Consists of i) currently exercisable options to purchase 85,711 shares of common stock, ii) 7,031 shares of restricted common stock, and iii) 10,000 shares of common stock.

(9)	Consists of i) currently exercisable options to purchase 116,113 shares of common stock, ii) 14,844 shares of restricted common stock.

(10)	Consists of i) currently exercisable options to purchase 41,167 shares of common stock, ii) 3,000 shares of common stock.

(11)
Consists of i) 25,000 shares owned by Mira Zeffren, David Zeffren’s wife, (ii) warrants to purchase 25,000 shares registered in the name of Mira Zeffren, and (iii) currently exercisable options held by David Zeffren for the purchase of 22,000 shares of common stock.

(12)	Consists of currently exercisable options to purchase 46,042 shares of common stock.

(13)
Consists of (i) 417,000 shares of common stock registered in Mr. Ballen’s name, (ii) currently exercisable warrants to purchase 600,000 shares of common stock owned by Mr. Ballen, and (iii) 122,222 shares registered in the name of American Charter & Marketing LLC, over which Mr. Ballen has voting and investment control.

(14)
Consists of (i) 1,162,157 shares of common stock and (ii) currently exercisable warrants to purchase 539,811 shares of common stock. LibertyView Funds, LP, LibertyView Special Opportunities Fund, LP and Trust D for a Portion of the Assets of the Kodak Retirement Income Plan have a common investment advisor, Neuberger Berman, LLC, that has voting and dispositive power over the shares held by them, which is exercised by Richard A. Meckler. Since they have hired a common investment advisor, these entities are likely to vote together. Additionally, there may be common investors within the different accounts managed by the same investment advisor. The General Partner of LibertyView Special Opportunities Fund, LP and LibertyView Funds, LP is Neuberger Berman Asset Management, LLC, which is affiliated with Neuberger Berman, LLC, a registered broker-dealer. LibertyView Capital Management, a division of Neuberger Berman, LLC, is affiliated with the General Partner of the LibertyView Health Sciences Fund, LP. The shares were purchased for investment in the ordinary course of business and at the time of purchase, there were no agreements or understandings, directly or indirectly, with any person to distribute the shares. Trust D for a Portion of the Assets of the Kodak Retirement Income Plan is not in any way affiliated with a broker-dealer.

(15)
Consists of (i) 1,770,323 shares of common stock and (ii) currently exercisable warrants to purchase 704,429 shares of common stock. LibertyView Special Opportunities Fund, LP, LibertyView Funds, LP and Trust D for a Portion of the Assets of the Kodak Retirement Income Plan have a common investment advisor, Neuberger Berman, LLC, that has voting and dispositive power over the shares held by them, which is exercised by Richard A. Meckler. Since they have hired a common investment advisor, these entities are likely to vote together. Additionally, there may be common investors within the different accounts managed by the same investment advisor. The General Partner of LibertyView Special Opportunities Fund, LP and LibertyView Funds, LP is Neuberger Berman Asset Management, LLC, which is affiliated with Neuberger Berman, LLC, a registered broker-dealer. LibertyView Capital Management, a division of Neuberger Berman, LLC, is affiliated with the General Partner of the LibertyView Health Sciences Fund, LP. The shares were purchased for investment in the ordinary course of business and at the time of purchase, there were no agreements or understandings, directly or indirectly, with any person to distribute the shares. Trust D for a Portion of the Assets of the Kodak Retirement Income Plan is not in any way affiliated with a broker-dealer.

(16)
Includes shares of common stock and currently exercisable warrants to purchase shares of common stock held by Liberty Funds, LP and LibertyView Special Opportunities Fund, LP (see footnotes 14 and 15). Also includes (i) 432,843 shares of common stock held by Trust D for a Portion of the Assets of the Kodak Retirement Income Fund and (ii) currently exercisable warrants to purchase 182,517 shares of common stock held by Trust D for a Portion of the Assets of the Kodak Retirement Income Plan. LibertyView Funds, LP, LibertyView Special Opportunities Fund, LP and Trust D for a Portion of the Assets of the Kodak Retirement Income Plan have a common investment advisor, Neuberger Berman, LLC, that has voting and dispositive power over the shares held by them, which is exercised by Richard A. Meckler. Since they have hired a common investment advisor, these entities are likely to vote together. Additionally, there may be common investors within the different accounts managed by the same investment advisor. The General Partner of LibertyView Special Opportunities Fund, LP and LibertyView Funds, LP is Neuberger Berman Asset Management, LLC, which is affiliated with Neuberger Berman, LLC, a registered broker-dealer. LibertyView Capital Management, a division of Neuberger Berman, LLC, is affiliated with the General Partner of the LibertyView Health Sciences Fund, LP. The shares were purchased for investment in the ordinary course of business and at the time of purchase, there were no agreements or understandings, directly or indirectly, with any person to distribute the shares. Trust D for a Portion of the Assets of the Kodak Retirement Income Plan is not in any way affiliated with a broker-dealer.

(17)	Includes currently exercisable options and warrants to purchase 1,326,397 shares of common stock.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table set forth certain information concerning the annual and long-term compensation for services rendered to us in all capacities for the fiscal years ended December 31, 2006, 2005, and 2004 of (i) all persons who served as the Chief Executive Officer of this company during the fiscal year ended December 31, 2006 and (ii) each other person who was an executive officer on December 31, 2006 and whose total annual salary and bonus during the fiscal year ended December 31, 2006 exceeded $100,000. (The Chief Executive Officer and the other named officers are collectively referred to as the "Named Executive Officers.")

Name and Principal Position	Year		Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(6)	Total

Walter C. Ogier,(1)	2006		$300,000	-	-	-	$7,980	$307,980
President and Chief Executive Officer	2005		$46,057	$50,000	$578,227	-	-	$674,284

Jacek Rozga, M.D., Ph.D. (2)	2006		$183,333	-	-	-	$6,220	$189,553
Chief Scientist	2005		$199,177	-	$15,150	$24,000	$2,750	$241,077
	2004		$198,909	-	$55,123	$20,000	-	$274,032
	2003		$143,125	-	$3,461	$15,000	-	$161,586

Scott L. Hayashi,	2006		$109,167	-	$25,103	-	$3,759	$138,029
Vice President of	2005		$102,291	-	$23,636	$9,450	$2,120	$137,497
Administration, Chief Financial Officer and Secretary	2004	(3)	$80,000	$12,000	$16,598	-	$8,000	$116,598

David J. Zeffren,	2006		$117,000	-	-	-	$3,479	$120,479
Vice President of Product	2005		$114,346	-	$23,636	$5,400	$2,404	$145,786
Development	2004	(4)	$120,000	-	$26,130	-	-	$146,130

Shawn P. Cain,(5)	2006		$160,000	-	$43,930	-	$5,505	$209,435
Vice President of Operations	2005		$110,000	-	$33,788	$12,000	$259	$156,047

_________________________
(1) Mr. Ogier was appointed our President and Chief Executive Officer in November 2005.
(2) Dr. Rozga resigned as a full-time employee and executive officer in November 2006 and works for the Company as a part-time employee currently.
(3) Mr. Hayashi joined Arbios in February 2004. Mr. Hayashi received $8,000 in cash payments for health and benefits in 2004.
(4) Mr. Zeffren joined Arbios Systems, Inc. in February 2004 as a consultant before becoming an executive officer of this company in November 2004. The compensation shown includes amounts paid both as a consultant and as an officer of the Company.
(5) Mr. Cain was employed by Arbios Systems, Inc. as a consultant from January 2005 to March 2005 and subsequently was appointed an executive officer in April 2005. Mr. Cain received $3,000 in consulting fees for the period from January 2005 to March 2005.
(6) Includes company matching contributions in the Arbios 401(k) Plan and group life insurance premium gross ups.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the number and value of unexercised options held by the Named Executive Officers as of December 31, 2006. There were no exercises of options by the Named Executive Officers in fiscal year 2006.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price	Option Expiration Date

Walter C. Ogier	291,666	208,334	500,000	(1)	$1.85	11/8/2010

Jacek Rozga, M.D., Ph.D.	12,000	-	12,000	(2)	$2.22	7/7/2012

	30,000	-	30,000	(3)	$2.25	2/9/2011

	18,000	-	18,000	(4)	$0.15	7/23/2012

	18,000	-	18,000	(5)	$1.00	4/20/2010

Scott L. Hayashi	4,165	35,835	40,000	(6)	$0.85	7/31/2013

	10,000	-	10,000	(7)	$1.85	3/24/2010

	12,000	-	12,000	(8)	$2.90	3/1/2010

	10,000	-	10,000	(9)	$2.25	2/9/2009

David J. Zeffren	12,000	-	12,000	(8)	$2.90	3/1/2010

	10,000	-	10,000	(10)	$2.00	2/9/2009

Shawn P. Cain	7,290	62,710	70,000	(11)	$0.85	7/31/2013

	28,750	1,250	30,000	(12)	$1.65	3/31/2010

(1)
The option to purchase 500,000 shares of common stock was granted on 11/08/2005 and vests according to the following schedule: 50% of the option shall vest on the one year anniversary 11/08/2006, the remaining 50% shall vest on a monthly basis during the second year following the date of grant.

(2)	The option to purchase 12,000 shares of common stock was fully vested on 07/07/2006.

(3)	The option to purchase 30,000 shares of common stock was fully vested on 02/11/2005.

(4)	The option to purchase 18,000 shares of common stock was fully vested on 02/15/2003.

(5)	The option to purchase 18,000 shares of common stock was fully vested on 04/21/2004.

(6)	The option to purchase 40,000 shares of common stock was granted on 07/31/2006 and vests on a monthly basis for a period of 48 months from the grant date.

(7)	The option to purchase 10,000 shares of common stock was fully vested on 03/24/2006.

(8)	The option to purchase 12,000 shares of common stock was fully vested on 03/01/2006.

(9)	The option to purchase 10,000 shares of common stock was fully vested on 02/11/2005.

(10)	The option to purchase 10,000 shares of common stock was fully vested on 02/11/2005.

(11)	The option to purchase 70,000 shares of common stock was granted on 07/31/2006 and vests on a pro-rata monthly basis for a period of 48 months from the date of grant.

(12)	The option to purchase 30,000 shares of common stock was granted on 03/31/2005 and vests on a pro-rata monthly basis for a period of 24 months from the date of grant.

Employment Contracts and Termination of Employment, and Change-In-Control Arrangements

We entered into an agreement with David Zeffren, dated December 30, 2004, pursuant to which Mr. Zeffren has served as Vice President of Operations. The agreement provides for a salary of $120,000 per year that is subject to annual review and adjustment. The agreement provides that Mr. Zeffren’s employment is “at will” and can be terminated at any time. Mr. Zeffren’s title and responsibilities were changed in March 2005 to Vice President Product Development.

We have entered into an agreement with Scott Hayashi, dated March 29, 2005, pursuant to which Mr. Hayashi serves as Chief Financial Officer. The agreement provides for a salary of $105,000 per year that is subject to annual review and adjustment. Mr. Hayashi is eligible to receive an annual discretionary bonus of up to 15% of his salary based on achieving certain goals. The agreement also offered Mr. Hayashi a five-year qualified stock option to purchase 10,000 shares of our common stock. The shares are exercisable at $1.85 per share; 50% of the shares vested immediately and 50% of the shares vest one year from the grant date of the option. The agreement provides that Mr. Hayashi’s employment is “at will” and can be terminated at any time.

We have entered into an agreement with Shawn Cain, dated March 22, 2005, pursuant to which Mr. Cain serves as Vice-President of Operations. The agreement provides for a salary of $160,000 per year. The agreement also offered Mr. Cain a five-year incentive stock option to purchase 30,000 shares of our common stock. The options have an exercise price of $1.65 per share and vest in monthly installments of 1,250 shares commencing on May 1, 2005. The agreement also provides that we will match Mr. Cain’s contributions to a 401(k) plan at a rate of 50% up to 6% of total compensation per year. The agreement also offers to pay Mr. Cain’s COBRA costs for an 18-month period commencing on the April 15, 2005. Mr. Cain is also eligible to receive an annual discretionary cash bonus of up to 15% of his base annual salary. The agreement provides that Mr. Cain’s employment is “at will” and can be terminated at any time. During Mr. Cain’s first year of employment, he will receive six months’ notice if we wish to terminate his employment, during the second year he will receive four months’ notice and during the third year he will receive three months’ notice. If we fail to provide the required notice, upon termination, we will pay Mr. Cain the salary equivalent of the notice of the shortened notice period.

We entered into an agreement with Walter C. Ogier, dated October 17, 2005, pursuant to which Mr. Ogier will serve as Chief Executive Officer commencing November 7, 2005. The agreement provides for an annual initial base salary of $300,000 that is subject to review and adjustment on an annual basis in accordance with the procedures established by the Board of Directors. Mr. Ogier is eligible to receive a discretionary annual cash bonus equal to up to 50% of his annual base salary. The agreement provides that upon commencement of employment, Mr. Ogier received an option to purchase 500,000 shares of our common stock, which will vest 250,000 shares on the one year anniversary of the date Mr. Ogier’s employment commences and 250,000 shares will vest ratably at the end of each of the twelve months of the second year of his employment. If there is a liquidation or change-in-control of the Company and in connection with such transaction Mr. Ogier is terminated other than for cause or is no longer President and Chief Executive Officer of the surviving corporation, then all options shares granted to Mr. Ogier in connection with his employment will immediately and fully vest. Additionally, if Mr. Ogier terminates his employment for good reason or is terminated in anticipation of such a transaction, then all option shares granted to Mr. Ogier in connection with his employment will immediately and fully vest. The agreement provides that Mr. Ogier’s employment is “at will” and can be terminated at any time. Mr. Ogier is entitled to 12 months of salary if the Company terminates him without cause or he terminates his employment for defined good reason.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2006 to each of our directors.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total

John M. Vierling(1)	$17,500	$16,819	$33,704	$68,023

Jack E. Stover(2)	$17,500	$16,819	$33,704	$68,023

Thomas C. Seoh(3)	$10,000	$9,399	$34,664	$54,063

Thomas M. Tully(4)	$9,500	$9,399	$40,858	$59,758

Dennis Kogod(5)	$1,500	$4,452	$31,586	$37,538

The following notes describe stock option and restricted stock grants during FY 2006. The fair value of the stock options was determined using the Black Scholes option pricing model in accordance with SFAS 123R as described in Note 1 of the financial notes.

1.	John M. Vierling, M.D. received 1) an option to purchase 44,957 shares of common stock with a fair value of $33,704, and 2) a restricted stock grant of 26,563 shares with a fair value of $16,819.

2.	Jack E. Stover received 1) an option to purchase 44,957 shares of common stock with a fair value of $33,704, and 2) a restricted stock grant of 26,563 shares with a fair value of $16,819.

3.	Thomas C. Seoh received 1) an option to purchase 37,856 shares of common stock with a fair value of $34,664, and 2) a restricted stock grant of 14,844 shares with a fair value of $9,399.

4.	Thomas M. Tully received 1) an option to purchase 28,613 shares of common stock with a fair value of $40,858 and 2) a restricted stock grant of 14,844 shares with a fair value of $9,399.

5.	Dennis Kogod received 1) an option to purchase 30,294 shares of common stock with a fair value of $31,586 and 2) a restricted stock grant of 7,031 shares with a fair value of $4,452.

On March 24, 2005, the Board of Directors approved a plan for compensating the company’s directors. On May 16, 2005, the Board amended the plan for the 2005 fiscal year and later renewed the plan on January 11, 2006 for FY 2006. The plan consists of the following:

Non-employee Directors will receive annual grants of stock options to purchase 15,000 shares of the company’s common stock. The options will be granted on January 1 of each year. The options will have a term of seven years and will have an exercise price equal to the market price on the trading day preceding the grant date. The options will vest in equal monthly installments over the 12-month period following the grant date.

Upon election to the Board of Directors, each new Director will be granted a stock option to purchase 30,000 shares of the company’s common stock. The option will have a term of seven years and will have an exercise price equal to the market price on the trading day preceding the date of grant. One half of the options will vest on the date of grant, and the balance will vest on the first anniversary of the grant date.

On January 1 of each year, committee members receive an annual grant of a stock option to purchase 5,000 shares of common stock for each committee for which they are a member. The option will have a term of seven years and will have an exercise price equal to the market price on the trading day preceding the grant date. The option will vest in equal monthly installments over the 12-month period following the grant date.

Cash Compensation

Effective March 24, 2005, all non-employee directors were paid $1,500 for each day they attend a Board of Directors meeting in person ($1,000 if they attend a meeting by telephone), and $500 for each telephonic Board meeting ($1,000 for each telephonic meeting if the meeting lasts longer than two hours). In addition, the Chairman of the Board and Chairman of the Audit Committee would receive $25,000 annually (payable quarterly), and the Chairman of the Nomination Committee and the Chairman of the Compensation Committee would receive $10,000 annually (payable quarterly). Effective June 30, 2006, this policy was amended and the company terminated all cash compensation payments to non-employee directors. The company does reimburse all directors for any expenses incurred by them in attending meetings of the Board of Directors.

During the fiscal year ended December 31, 2006, each of our directors was granted an annual grant of stock options to purchase 15,000 shares of common stock at an exercise price of $1.66 per share. In addition, board committee members received an annual grant of stock options to purchase 5,000 shares of common stock at an exercise price of $1.66 per share for each committee they are a member. All director and committee member options are granted at the market price on the day preceding the date of grant and have a term of seven years and vest on a monthly basis from the date of grant. On June 30, 2006, the Board determined to issue restricted stock in lieu of paying cash compensation to independent members in order to help the Company maintain its cash reserves. In November 2006, members of the Board of Directors received a total of 89,845 shares of restricted stock in lieu of cash compensation for services rendered during the period July 1, 2006 to December 31, 2006.

Equity Compensation Plan Information

The following table summarizes as of December 31, 2006, the number of securities to be issued upon the exercise of outstanding derivative securities (options, warrants, and rights); the weighted-average exercise price of the outstanding derivative securities; and the number of securities remaining available for future issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	2,628,876		$1.50	1,371,124
Equity compensation plans not approved by security holders	637,000	(2)	$2.41	-0-
Total	3,265,876	(3)	$1.69	1,371,124

(1) These plans consist of our 2001 Stock Option Plan and 2005 Stock Incentive Plan.
(2) Represents warrants to purchase shares of our common stock issued to our consultants.
(3) Includes restricted stock grants totaling 172,199 shares of common stock.

2001 Stock Option Plan

In 2001, we adopted our 2001 Stock Option Plan, pursuant to which our Board of Directors has the authority to grant options to purchase up to a total of 1,000,000 shares of our common stock to our directors, officers, consultants and employees. Awards under the plan may be either non-qualified options or options intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended.

The exercise price of incentive stock options granted under the plan may not be less than 100% of the fair market value of the common stock on the day of grant. If incentive stock options are granted to a person who controls more than 10% of our stock, then the exercise price of those incentive stock options may not be less than 110% of the fair market value on the day of the grant. The purchase price and method of exercise of each option granted to officers and other key employees shall be determined by the Board of Directors. The purchase price is payable in full by cash. However, the Board of Directors may accept payment for the purchase price of the shares of common stock acquired upon exercise of an option, by optionee’s tendering outstanding shares of our common stock owned by the optionee, or by other so-called cashless exercises as permitted by law, or any combination of cash, check, shares and cashless exercises.

Options granted under the 2001 Stock Option Plan become exercisable and shall expire on such dates as determined by the Board of Directors, provided, however, that no term of an incentive stock option may exceed ten years from the date of grant, or five years from the date of grant in the case of any optionee holding more than 10 percent of the combined voting power of all classes of our capital stock as of the date of grant. After options become exercisable they may be exercised at any time or from time to time as to any part thereof.

Options are not transferable except by will or by the laws of descent and distribution; during the life of the person to whom the option is granted, that person alone may exercise them. Generally, all rights to exercise options terminate 90 days after the date a grantee ceases to be an employee of this company or any subsidiary for any reason other than death or disability.

In connection with the reorganization transaction between Arbios and Arbios Technologies, Inc. in October 2003, Arbios assumed all of the 314,000 outstanding options granted by Arbios Technologies, Inc. under its existing stock option plan and the options previously issued under that plan were cancelled. None of the terms of the assumed options were changed. The options assumed under the 2001 Stock Option Plan are identical to the options that were previously granted under the Arbios Technologies, Inc. Plan.

2005 Stock Incentive Plan

In 2005, Arbios adopted the 2005 Stock Incentive Plan (the “2005 Plan”) for the purpose of granting incentive stock options and/or non-statutory stock options to employees, consultants, directors and others. Under the 2005 Plan, the Company is authorized to grant options to purchase up to 3,000,000 shares. The 2005 Plan is administered by the Board of Directors of the Company or by a committee of the Board.

For the years ended December 31, 2005 and 2004, the Company granted 60,000 and 140,000 options, respectively, to consultants and recorded expenses of $58,000 and $555,000 for the years ended December 31, 2005 and 2004 relating to the vested portion of these options.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and the Company’s independent auditors.

We have reviewed and discussed with senior management the audited financial statements of the Company that are included in the fiscal year 2006 annual report on Form 10-KSB. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with accounting principles generally accepted in the United States.

We have discussed with Stonefield Josephson, Inc. (“Stonefield”) our independent registered public accountants, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent registered public accountants to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements with respect to (i) their responsibility under auditing standards generally accepted in the United States, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We also have received from Stonefield a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Stonefield and the Company that in its professional judgment may reasonably be thought to bear on independence. Stonefield has discussed its independence with us. Stonefield confirmed in its letter, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the audited financial statements of the Company, we recommended to the Board of Directors that such financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2006.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accountants. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent registered public accountants with respect to such financial statements.

Respectfully submitted,

Audit Committee
Jack E. Stover, Chairman
Thomas C. Seoh
Thomas M. Tully

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of the outstanding shares of our common stock (collectively, “Reporting Persons”) to file reports of ownership of our common stock and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except that 8 reports, covering an aggregate of 21 transactions, were filed late by Roy Eddleman, Marvin Hausman, M.D., Dennis Kogod, Jacek Rozga M.D., Ph.D., Thomas Seoh, Jack Stover, Thomas Tully and John Vierling, M.D.

An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless, we are required to disclose the names of directors, officers and 10% stockholders who did not file a Form 5 unless we have obtained a written statement that no filing is required. We have received a written statement from each of our directors, officers and 10% stockholders stating that no filing is required.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions.

Agreement with AFO Advisors, LLC

Pursuant to a verbal arrangement with AFO Advisors, LLC, we engaged Amy Factor to provide investor relations services to support our fundraising efforts as well as provide strategic, accounting and financial advice. Ms. Factor is a former member of our Board of Directors and Chief Executive Officer and is the President of AFO Advisors, LLC. Under the arrangement, we agreed to pay Ms. Factor a $7,500 monthly retainer for a period of three months commencing January 1, 2006 to March 31, 2006 and granted a five year non-qualified stock option to purchase 30,000 shares of our common stock under our 2005 Stock Incentive Plan. The exercise price of the foregoing options is $1.80 per share and vest on a monthly basis during for a period of three months beginning January 1, 2006. We have verbally extended the arrangement to provide Ms. Factor with $7,500 per month for investor relations services and financial advice for an indefinite period.

PROPOSAL I

ELECTION OF DIRECTORS

On May 10, 2007, the Board of Directors nominated Walter C. Ogier, Dennis Kogod, Thomas C. Seoh, Jack E. Stover, Thomas M. Tully and John M. Vierling, M.D. for election at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2008 annual meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Walter C. Ogier, Dennis Kogod, Thomas C. Seoh, Jack E. Stover, Thomas M. Tully and John M. Vierling, M.D. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted affirmatively or negatively at the annual meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF WALTER C. OGIER, DENNIS KOGOD, THOMAS C. SEOH, JACK E. STOVER, THOMAS M. TULLY AND JOHN M. VIERLING, M.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL II

AMENDMENT TO CERTIFICATE OF INCORPORATION

(Amendment of our Certificate of Incorporation to increase from 60,000,000 to 100,000,000 shares the aggregate number of shares of common stock authorized to be issued)

The Board of Directors has determined that it is advisable to increase our authorized common stock from 60,000,000 shares to 1000,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Annex A.

As of May 16, 2007, approximately 25,144,086 shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 20,033,833 shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our various stock-based plans. Accordingly, a total of approximately 14,822,081 shares of common stock is available for future issuance.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

If the proposed amendment to our Certificate of Incorporation is approved by our stockholders, the Board of Directors will cause the Certificate of Amendment to be filed with the Secretary of State of the State of Delaware promptly following the annual meeting.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of any stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Meeting is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL III

INCREASE IN THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE
GRANTED UNDER THE COMPANYS 2005 STOCK INCENTIVE PLAN

General

Our Arbios 2005 Stock Incentive Plan (the “2005 Plan”) was approved by our Board of Directors and stockholders in 2005 and a total of 3,000,000 shares of common stock was initially reserved for issuance under the Plan. By its terms, the Plan may be amended by the Board of Directors, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. On May 29, 2007, the Board of Directors voted to approve an amendment to the Plan to increase the aggregate number of shares of common stock which may be offered under the Plan by 1,000,000 shares. This amendment is being submitted for your approval to ensure continued qualification of the Plan under ISO rules. The full text of the 2005 Plan, as amended, is attached to this proxy statement as Annex B.

The purpose of the 2005 Plan is to (i) encourage selected employees, officers, directors, consultants and advisers to improve operations and increase the profitability of the Company, (ii) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (iii) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. As of May 16, 2007, we had seven directors, five officers and two additional employees.

The Plan authorizes the granting of the following types of awards to persons who are employees, officers or directors of the Company or its subsidiaries or who are consultants or advisers to such entities:

•	“Incentive stock options” that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

•	“Non-qualified stock options” that are not intended to be incentive options; and

•	Shares of common stock that are subject to specified restrictions, or “restricted shares.”

Subject to the adjustment provisions of the 2005 Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 3,000,000 shares of common stock may be issued under the 2005 Plan and no person shall be granted awards under the 2005 Plan during any twelve-month period that cover more than 500,000 shares of common stock. As of May 16, 2007, the last reported sales price of our common stock as reported on the OTC Bulletin Board was $0.82 per share.

The 2005 Plan is administered by our Board of Directors, although the Board of Directors has the authority under the 2005 Plan to delegate the administration of the 2005 Plan to a committee (the administrator of the 2005 Plan is referred to as the “Administrator”). Currently, the Board of Directors is the Administrator. However, our Compensation Committee is responsible for selecting the officers, employees, directors, consultants and advisers who will receive options and restricted stock and is responsible for proposing the terms and conditions of each option award, including the number of shares subject to the option, the exercise price, expiration date and vesting period of the option and whether the option is an incentive stock option or a non-qualified stock option. The Compensation Committee makes these recommendations for option grants to the full Board of Directors, and the Board approves all grants (on the terms proposed by the Compensation Committee or otherwise). Subject to the requirements imposed by the 2005 Plan, the Compensation Committee and the Board of Directors are also responsible for determining the terms and conditions of each restricted stock grant, including the number of shares granted, the purchase price (if any) and the vesting, transfer and other restrictions imposed on the stock. The Board of Directors has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2005 Plan or of any award under the 2005 Plan.

Under current law, only officers and other employees are entitled to receive incentive stock options. The exercise price for both incentive stock options and non-qualified stock options may not be less than 100% of the fair market value of the common stock on the date of the grant of the option. With respect to an option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an incentive stock option may not be less than 110% of the fair market value of the common stock on the date of the grant of the option.

Unless otherwise determined by the Administrator, options granted under the 2005 Plan generally are not transferable except by will or the laws of descent and distribution. Except as otherwise provided in the option agreement, an option ceases to be exercisable ninety days after the termination of the option holder’s employment with us.

The purchase price of common stock acquired under the 2005 Plan is payable by cash or check. In addition, the Administrator has discretion to accept the following types of payment for the stock:

•	A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or executive officer;

•
Shares of our common stock already owned by the option or restricted stock holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months; and

•	A “cashless” option exercise in accordance with applicable regulations of the SEC and the Federal Reserve Board.

Except as otherwise determined by the Administrator, in the event of a “corporate transaction,” all previously unexercised options will terminate immediately prior to the consummation of the corporate transaction and all restricted stock will be forfeited immediately prior to the consummation of the corporate transaction. The Administrator, in its discretion, may permit exercise of any options prior to their termination, even if the options would not otherwise have been exercisable, or provide that outstanding options will be assumed or an equivalent option substituted by a successor corporation. The Administrator may also provide that outstanding options will be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the common stock underlying the options over the exercise price of the options. The Administrator, in its discretion, may remove any restrictions as to any restricted stock or provide that all outstanding restricted stock will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions. In general, a “corporate transaction” means:

•	Our liquidation or dissolution;

•	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

•	A sale of all or substantially all of our assets; or

•	A purchase or other acquisition of beneficial ownership of more than 50% of our outstanding capital stock by one person or more than one person acting in concert.

The Board of Directors may at any time amend, discontinue or terminate the 2005 Plan. With specified exceptions, no amendment, suspension or termination of the plan may adversely affect outstanding options or the terms that are applicable to outstanding restricted stock. No amendment or suspension of the 2005 Plan requires stockholder approval unless such approval is required under applicable law or under the rules of any stock exchange or Nasdaq market on which our stock is traded. Unless terminated earlier by the Board of Directors, the 2005 Plan will terminate automatically on March 23, 2015, which is the tenth anniversary of the date of the plan’s adoption by the Board.

Certain Federal Income Tax Consequences

Non-Qualified Stock Options

There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified stock option if the exercise price is not less than the fair market value of our common stock on the date of the option grant. However, the participant will realize ordinary income on the exercise of the non-qualified stock option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

Incentive Stock Options

There will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount. If the participant sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

Restricted Stock

Unless a participant makes an election under Section 83(b) of the Internal Revenue Code to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and Arbios will not be allowed a tax deduction, at the time the award is granted. As and when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock no longer subject to restrictions, and the Company will be entitled to a corresponding tax deduction at that time.

Section 162(m) of the Internal Revenue Code

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers subject to certain exceptions. The 2005 Plan is designed to comply with an exception from the limitation of Section 162(m) as to options granted under that Plan.

New Plan Benefits

Because awards under the 2005 Plan will be granted at the sole discretion of the Compensation Committee, we cannot determine at this time either the persons who will receive awards under the 2005 Plan or the amount or types of any such awards.

The affirmative vote of a majority of the votes present or represented and entitled to vote at the Meeting is required to approve the increase in the aggregate number of shares of common stock available under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 1,000,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL IV

RATIFICATION OF APPOINTMENT
OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Stonefield Josephson, Inc. (“Stonefield”) to serve as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2007. The Board proposes that the stockholders ratify this appointment. Stonefield audited our financing statements for the fiscal years ended December 31, 2006 and December 31, 2005.

The following table presents fees for professional audit services rendered by Stonefield for the audit of the Company's annual financial statements for the years ended December 31, 2006, and December 31, 2005, and fees billed for other services rendered by Stonefield during those periods.

	2006	2005
Audit Fees	$73,670	$53,083
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees
Total	$73,670	$53,083

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that the Company paid for professional services for the audit of our consolidated financial statements included in our Form 10-KSB and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

 Audit Committee Pre-Approval Policies and Procedures

Consistent with SEC policies, the Audit Committee charter provides that the Audit Committee shall pre-approve all audit engagement fees and terms and pre-approve any other significant compensation to be paid to the independent registered public accounting firm. The Audit Committee pre-approved all services performed by Stonefield during 2005 and 2006.

Stockholder Ratification of the Appointment of Stonefield

The Audit Committee of the Board of Directors has appointed Stonefield to serve as our independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2007. We are not required to seek stockholder approval for the appointment of our independent accountants; however, the Audit Committee believes it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider its appointment of Stonefield. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

CODE OF ETHICS

The Board of Directors adopted a Code of Ethics that covers all of our executive officers and key employees. The Code of Ethics requires that senior management avoid conflicts of interest; maintain the confidentiality of our confidential and proprietary information; engage in transactions in our common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that our officers conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of this Company.

All of our executive officers are required to affirm in writing that they have reviewed and understand the Code of Ethics.

A copy of our Code of Ethics will be furnished, without charge, to any person upon written request from any such person. Requests should be sent to: Secretary, Arbios Systems, Inc., 1050 Winter Street, Suite 1000, Waltham, MA 02451.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder of the Company intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next annual meeting of stockholders to be held in 2008 must be received by us on or before April 20, 2008. Notice of stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after April 20, 2008. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the 2008 proxy statement. All proposals described in this paragraph should be sent to Arbios Systems, Inc., 1050 Winter Street, Suite 1000, Waltham, MA 02451, Attention: Corporate Secretary.

OTHER MATTERS

Expenses of Solicitation

The Company will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or email. Such persons will not be compensated separately for these solicitation activities.

Miscellaneous

The Board does not intend to present any other items of business and is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the annual meeting. However, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report

A copy of our annual report on Form 10-KSB, without exhibits, for the year ended December 31, 2006 that we filed with the SEC accompanies this proxy statement. Copies of the Form 10-KSB exhibits are available without charge. Stockholders who would like such copies should direct their requests in writing to: Arbios Systems, Inc. 1050 Winter Street, Suite 1000, Waltham, MA 02451, Attention: Corporate Secretary.

ANNEX INDEX

ANNEX A - FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPROATION

ANNEX B - ARBIOS 2005 STOCK INCENTIVE PLAN, AS AMENDED

ANNEX C - PROXY CARD

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ARBIOS SYSTEMS, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is Arbios Systems, Inc.

2. The Certificate of Incorporation of the Corporation was filed on June 3, 2005 under the name Arbios Systems, Inc. A Certificate of Correction to Certificate of Incorporation was filed on July 6, 2005 to correct an error in the Certificate of Incorporation as filed on June 3, 2005. The said Certificate of Incorporation, as amended, is hereby further amended to change the authorized capital of the Corporation by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of said first paragraph of Article FOURTH the following new first paragraph:

FOURTH - The total number of shares of capital stock of the Corporation that the Corporation shall have authority to issue is One Hundred Five Million (105,000,000), of which One Hunedred Million (100,000,000) shares having a par value of $0.001 per share shall be designated as Common Stock and Five Million (5,000,000) shares having a par value of $0.001 per share shall be designated as Preferred Stock. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given. The Common Stock and the Preferred Stock may be issued from time to time without further action by the stockholders. The Common Stock and the Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

3. The amendment of the Certificate of Incorporation, as amended, herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President on the ____ day of ________, 2007.

___________________________
Walter Ogier
President and Chief Executive Officer

A-2

ANNEX B

2005 STOCK INCENTIVE PLAN
OF
ARBIOS SYSTEMS, INC.

(as amended on ______, __, 2007)

1.  PURPOSES OF THE PLAN.

The purposes of the 2005 Stock Incentive Plan (the “Plan”) of Arbios Systems, Inc., a Delaware corporation (the “Company”), are to:

1.1 Encourage selected employees, officers, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2 Encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates (as defined below); and

1.3 Increase the interest of selected employees, officers, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company, no par value (the “Common Stock”).

2.  TYPES OF AWARDS; ELIGIBLE AWARD RECIPIENTS.

2.1 Types of Awards. The Administrator (as defined below) may, from time to time, take the following actions, separately or in combination, under the Plan:

(a) Grant incentive stock options (“Incentive Options”) that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder;

(b) Grant non-qualified stock options that are not Incentive Options (“Non-Qualified Options”); and

(c) Grant or sell shares of Common Stock that are subject to specified restrictions such as, without limitation, continued employment with the Company or the attainment of specified performance goals (“Restricted Stock”). Incentive Options and Non-Qualified Options are jointly referred to in the Plan as “Options,” and the persons who receive grants of Options are referred to in the Plan as “Option Holders.”

2.2 Eligible Award Recipients. Awards of Options and Restricted Stock may be made to employees of the Company or any of its Affiliates, including employees who are officers or directors, to non-employee directors of the Company or any of its Affiliates and to the other individuals described in Section 1 of the Plan whom the Administrator believes have made or will make a contribution to the Company or any Affiliate; provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive Incentive Options under the Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation of the Company as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or a director who is also an employee of the Company or one of its Affiliates. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company or one of its Affiliates. The term “adviser” includes persons employed by, or otherwise affiliated with, an adviser to the Company or one of its Affiliates.

3.  STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS.

Subject to the adjustment provisions of Sections 6.1.1 and 8.2 of the Plan, the total number of shares of Common Stock that may be issued under the Plan shall not exceed Four Million (4,000,000) shares of Common Stock. The shares covered by the portion of any award under the Plan that expires, terminates or is cancelled unexercised shall become available again for grants under the Plan. If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an Option is paid by means of the Option Holder’s surrender of shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed issued and no longer available for issuance under the Plan. Subject to the adjustment provisions of Sections 6.1.1 and 8.2 of the Plan, no eligible person shall be granted Options or Restricted Stock during any twelve-month period covering more than Five Hundred Thousand (500,000) shares of Common Stock.

4.  ADMINISTRATION.

4.1 Plan Administrator. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by one or more committees (jointly referred to in the Plan as the “Committee”) to which administration of the Plan, or of specified portions of the Plan, is delegated by the Board (the Board or the Committee, as applicable, being referred to in the Plan as the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion. In the Board’s discretion, the Committee may be comprised solely of (i) “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and/or (ii) “outside directors” within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2 Administrator’s Powers. Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and grant or sell Restricted Stock; (ii) to determine the fair market value of the Common Stock subject to Options or Restricted Stock awards; (iii) to determine the exercise price of Options or the offering price of Restricted Stock; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted or Restricted Stock shall be granted or sold, and the number of shares subject to each Option or the number of shares of Restricted Stock granted or sold; (v) to construe and interpret the terms and conditions of the Plan and of all Option Agreements and Restricted Stock Agreements (as defined below); (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and conditions of each Option granted and award of Restricted Stock (which need not be identical), including, but not limited to, the time or times at which Options shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (viii) with the consent of the Option Holder or holder of Restricted Stock, to rescind any award or exercise of an Option and to amend the terms of any Option or Restricted Stock; (ix) to reduce the exercise price of any Option or the purchase price of Restricted Stock; (x) to accelerate or defer (with the consent of the Option Holder or holder of Restricted Stock) the exercise date of any Option or the date on which the restrictions on Restricted Stock lapse; (xi) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option or award of Restricted Stock; (xii) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan or of any Option, Option Agreement, award of Restricted Stock or Restricted Stock Agreement.

4.3 Plan Interpretation. All questions of interpretation, implementation and application of the Plan or of any Option, Option Agreement, award of Restricted Stock or Restricted Stock Agreement shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.  GRANTING OF OPTIONS; OPTION AGREEMENTS.

5.1 No Options shall be granted under the Plan more than ten years after the date of adoption of the Plan by the Board.

5.2 Each Option shall be evidenced by a written Option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom the Option is granted (an “Option Agreement”). In the event of a conflict between the terms or conditions of an Option Agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3 The Option Agreement shall specify whether each Option it evidences is a Non-Qualified Option or an Incentive Option; provided, however, that all Options granted under the Plan to non-employee directors, consultants and advisers of the Company or its Affiliates are intended to be Non-Qualified Options.

5.4 Subject to Section 6.3.3 with respect to Incentive Options, the Administrator may approve the grant of Options under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company or its Affiliates but who are not employees, directors, consultants or advisers at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.  TERMS AND CONDITIONS OF OPTIONS.

Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. Non-Qualified Options shall also be subject to the terms and conditions set forth in Section 6.2 but not those set forth in Section 6.3. Incentive Options shall also be subject to the terms and conditions set forth in Section 6.3 but not those set forth in Section 6.2.

6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under the Plan shall be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (i) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan, and (ii) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Any adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option. Adjustments under this Section 6.1.1 shall be made by the Administrator, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an Option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2 Corporate Transactions.

(a) Unless otherwise provided in the Option Agreement, in the event of a Corporate Transaction (as defined below), the Administrator shall notify each Option Holder at least ten days prior to the date of the Corporate Transaction or as soon as may be practicable. To the extent not previously exercised, all Options shall terminate immediately prior to the consummation of the Corporate Transaction unless the Administrator determines otherwise in its discretion. The Administrator, in the exercise of its discretion after considering any applicable tax, accounting, legal and financial consequences, may (i) permit exercise of any Options prior to their termination even if such Options would not otherwise have been exercisable, (ii) provide that all or certain of the outstanding Options shall be assumed or an equivalent option substituted by an applicable successor corporation or other entity or any Affiliate of the successor corporation or entity, or (iii) provide that any outstanding Options shall be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the Common Stock underlying the Options as of the Option exchange date (as determined pursuant to Section 6.1.9) over the aggregate exercise price of the Options.

(b) A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity as a result of which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary of the Company); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of beneficial ownership of more than fifty percent of the outstanding capital stock of the Company in a single transaction or a series of related transactions by one person or more than one person acting in concert (excluding, however, a purchase of stock by the Company or by a Company-sponsored employee benefit plan).

6.1.3 Time of Option Exercise. Subject to Sections 6.1.10 and 6.3.4, an Option granted under the Plan shall be exercisable (i) immediately as of the effective date of the Option Agreement granting the Option if so provided in the Option Agreement or (ii) in accordance with a vesting schedule, performance requirement and/or requirement of continued employment with the Company or an Affiliate that is set by the Administrator and specified in the Option Agreement relating to the Option. In any case, no Option shall be exercisable until the Company and the Option Holder have executed an Option Agreement that is in form satisfactory to the Administrator.

6.1.4 Option Grant Date. The date of an Option grant under the Plan shall be the effective date of the Option Agreement granting the Option, provided that the Option Agreement shall not specify an effective date that is earlier than the date on which the Administrator approved the grant of the Option to the Option Holder.

6.1.5 Non-Transferability of Option Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to Non-Qualified Options, or unless otherwise provided in an Option Agreement with respect to Non-Qualified Options, (i) no Option granted under the Plan shall be assignable or otherwise transferable by the Option Holder except by will or by the laws of descent and distribution, and (ii) during the life of the Option Holder, an Option shall be exercisable only by the Option Holder.

6.1.6 Payment. Except as provided below, payment in full, in cash or by check, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company, and the proceeds of any payment shall constitute general funds of the Company. After considering any applicable tax, accounting, legal and financial consequences, the Administrator may, in the exercise of its discretion, (i) authorize any one or more of the following additional methods of payment in the Option Agreement or (ii) in the case of a Non-Qualified Option, may also authorize any one or more of the following additional methods of payment at the time of the exercise of the Non-Qualified Option:

(a) Acceptance of the Option Holder’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of Common Stock acquired upon exercise of the Option); provided, however, that this method of payment shall not be allowed with respect to an Option Holder who is a director or an executive officer of the Company;

(b) By delivery by the Option Holder of shares of Common Stock already owned by the Option Holder (held for a specified period, if any, to avoid an expense charge pursuant to generally accepted accounting principles) for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is at least equal on the date of exercise to the Option price or such portion thereof as the Option Holder is authorized to pay by delivery of such stock; and

(c) By means of so-called cashless exercises, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock, conducted through brokers in accordance with applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7 Withholding Taxes. In the case of an employee exercising a Non-Qualified Option, at the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Option Holder shall remit to the Company in cash all applicable federal and state withholding taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its discretion, after considering any applicable tax, accounting, legal and financial consequences, by the Option Holder’s (i) delivery of a full recourse promissory note in the required amount on such terms as the Administrator deems appropriate (provided that this alternative shall not be allowed with respect to an Option Holder who is a director or an executive officer of the Company), (ii) tendering to the Company shares of Common Stock already owned by the Option Holder with a fair market value at least equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value at least equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

6.1.8 Other Terms. Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Administrator, and each Incentive Option granted under the Plan shall include such terms and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a) If the securities are traded on a national securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or the over-the-counter market and if selling prices are reported, the fair market value shall be the closing price of such securities on the last business day preceding the date on which the fair market value of the securities is to be determined but, if selling prices are not reported, the fair market value shall be the average of the high bid and low asked prices for such securities on the last business day preceding the date on which the fair market value of the securities is to be determined (or if there are no reported prices for the business day specified in this paragraph, then for the last preceding business day on which there were reported prices); and

(b) In the absence of an established market for the securities, the fair market value thereof shall be determined in good faith by the Administrator with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of the stock of other corporations in the same or a similar line of business.

6.1.10 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than ten years after the date of grant or such lesser period of time as is set forth in the Option Agreement (the end of such maximum exercise period being referred to in the Plan as the “Expiration Date”).

6.2 Terms and Conditions to Which Only Non-Qualified Options Are Subject. Options granted under the Plan that are designated as Non-Qualified Options shall also be subject to the following terms and conditions:

6.2.1 Exercise Price. The exercise price of a Non-Qualified Option shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted.

6.2.2 Termination of Employment. Except as otherwise provided in the Option Agreement, if for any reason an Option Holder ceases to be employed by the Company and its Affiliates, Options that are Non-Qualified Options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.2.2, “employment” includes service as a director, consultant or adviser. For purposes of this Section 6.2.2, an Option Holder’s employment shall not be deemed to terminate by reason of the Option Holder’s transfer from the Company to an Affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety days or, if longer, if the Option Holder’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3 Terms and Conditions to Which Only Incentive Options Are Subject. Options granted under the Plan that are designated as Incentive Options shall also be subject to the following terms and conditions:

6.3.1 Exercise Price. The exercise price of an Incentive Option shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted. The exercise price of an Incentive Option that is granted to any person who owns, directly or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate of the Company (a “Ten Percent Shareholder”), shall in no event be less than one hundred ten percent (110%) of the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted.

6.3.2 Disqualifying Dispositions. If Common Stock acquired by exercise of an Incentive Option granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, including a disposition within two years from the date of grant of the Option or within one year after the issuance of such Common Stock on exercise of the Option, the holder of the Common Stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3 Grant Date. If an Incentive Option is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4 Term. Notwithstanding Section 6.1.10, no Incentive Option granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

6.3.5 Termination of Employment. Except as otherwise provided in the Option Agreement, if for any reason an Option Holder ceases to be employed by the Company and its Affiliates, Options that are Incentive Options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.3.5, an Option Holder’s employment shall not be deemed to terminate by reason of the Option Holder’s transfer from the Company to an Affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety days or, if longer, if the Option Holder’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3.6 Fair Market Value Limitation. To the extent that Options designated as Incentive Options (granted under all stock option plans of the Company and its Affiliates, including the Plan) become exercisable by an Option Holder for the first time during any calendar year for stock having a fair market value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Non-Qualified Options. For purposes of this Section 6.3.6, Options designated as Incentive Options shall be taken into account in the order in which they were granted, and the fair market value of stock shall be determined as of the time the Option with respect to such stock is granted.

7.  MANNER OF EXERCISE.

7.1 An Option Holder wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.7. The date that the Company receives both written notice of an exercise hereunder and payment of the exercise price will be considered as the date the Option was exercised.

7.2 Promptly after receipt of written notice of exercise of an Option and the payment called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the Option Holder or other person entitled to exercise the Option, deliver to the Option Holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Option Holder or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of Common Stock covered by the Option until the date of issuance of such shares as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent.

8.  RESTRICTED STOCK.

8.1 Grant or Sale of Restricted Stock.

8.1.1 No awards of Restricted Stock shall be made under the Plan more than ten years after the date of adoption of the Plan by the Board.

8.1.2 The Administrator may issue shares under the Plan as a grant or for such consideration as is determined by the Administrator, including, without limitation, services performed by the Restricted Stock recipient and, with respect to Restricted Stock recipients who are not directors or executive officers of the Company, full recourse promissory notes. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions may include restrictions concerning matters such as transferability, continued employment with the Company, attainment of specified performance goals, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase or grant agreement (a “Restricted Stock Agreement”), which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The Restricted Stock Agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator. The Administrator may require any purchaser of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Administrator in its discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of Restricted Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8.1.3 If an award of Restricted Stock to a recipient is made by a Committee comprised solely of “outside directors” within the meaning of Section 162(m) of the Code, the Administrator shall have discretion to designate that the Restricted Stock is intended to be “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. If any award of Restricted Stock is intended to be “performance-based compensation,” then the lapsing of restrictions on the Restricted Stock and the payment of dividends and other distributions on the Restricted Stock shall be conditioned on the attainment of one or more objective performance goals established by the Administrator, which shall be based on the attainment of specified levels of one or any combination of the following performance criteria, applied to either the Company as a whole or to any of the Company’s subsidiaries or other business units, and measured either annually or over a period of years: revenues, operating margins, cost reductions, operating income, income before taxes, net income, net income per share, return on equity, return on invested capital, cash flow, market share, shareholder return, or share price performance. The Administrator shall set such performance goals within the time period prescribed by Section 162(m) of the Code and the regulations thereunder, and the Administrator shall have the authority to impose any other restrictions as it may deem necessary or appropriate to ensure that an award of Restricted Stock satisfies all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.

8.2 Changes in Capital Structure. In the event of a change in the Company’s capital structure, as described in Section 6.1.1, appropriate adjustments shall be made by the Administrator, in its discretion, in the number and class of Restricted Stock subject to the Plan and the Restricted Stock outstanding under the Plan; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

8.3 Corporate Transactions. In the event of a Corporate Transaction, as defined in Section 6.1.2, to the extent not previously forfeited, all Restricted Stock shall be forfeited immediately prior to the consummation of the Corporate Transaction unless the Administrator determines otherwise in its discretion. The Administrator, in its discretion, may elect to remove any restrictions as to any Restricted Stock. The Administrator may, in its discretion, provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

9.  EMPLOYMENT OR CONSULTING RELATIONSHIP.

Nothing in the Plan or in any Option or Restricted Stock granted or sold under the Plan shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment or consulting or advising relationship of any Option Holder or Restricted Stock holder at any time, nor confer upon any Option Holder or Restricted Stock holder any right to continue in the employ of, or to consult or advise with, the Company or any of its Affiliates.

10.  CONDITIONS UPON THE ISSUANCE OF SHARES.

10.1 Securities Act Compliance. Shares of Common Stock shall not be issued pursuant to the exercise of an Option or the receipt of a Restricted Stock award unless the Administrator determines that the exercise of the Option or receipt of the Restricted Stock and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state and foreign securities laws and the requirements of any stock exchange or Nasdaq market system upon which the Common Stock may be listed or quoted. The inability of the Company to obtain from any applicable regulatory body a permit, order or approval deemed by the Administrator to be necessary to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite permit, order or approval shall not have been obtained. As a condition to the exercise of any Option or to the receipt of any Restricted Stock, the Administrator may require the Option Holder or Restricted Stock recipient to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be reasonably requested by the Administrator.

10.2 Shareholders’ Agreement. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or to the receipt of Restricted Stock, the Option Holder or recipient of Restricted Stock may be required by the Administrator, in the Administrator’s discretion, to enter into a shareholders’ agreement with the Company which may restrict the transferability of the Common Stock and contain rights of repurchase or first refusal in favor of the Company.

10.3 Non-Competition Agreement. As a condition to the receipt of Common Stock pursuant to the exercise of an Option or to the receipt of Restricted Stock, the Option Holder or recipient of Restricted Stock may be required not to render services for any organization, or to engage directly or indirectly in any business, competitive with the Company during any period that is specified in the Option Agreement or Restricted Stock Agreement. Failure to comply with this condition shall cause the Option and the exercise or issuance of shares thereunder and/or the award of Restricted Stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11.  NON-EXCLUSIVITY OF THE PLAN; ASSIGNMENT OF PLAN RIGHTS.

11.1 The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.2 Except as otherwise expressly set forth in the Plan or in an Option Agreement or Restricted Stock Agreement executed pursuant to the Plan, no right or benefit under the Plan shall be subject in any manner to assignment, alienation, hypothecation or charge, and any such attempted action shall be void. No Option or Restricted Stock award shall in any manner be subject to the debts or liabilities of any Option Holder or Restricted Stock recipient except as otherwise may be expressly required by applicable law.

12.  AMENDMENT OR TERMINATION OF THE PLAN.

12.1 The Board may at any time amend, discontinue or terminate the Plan. If not earlier terminated, the Plan shall automatically terminate ten years after the date of its adoption by the Board. Except as provided in Section 6.1.2 or 8.3 with respect to a Corporate Transaction, termination of the Plan shall not affect the terms and conditions of any outstanding Options or previously awarded Restricted Stock. Without the consent of an Option Holder or recipient of Restricted Stock, no amendment or discontinuation of the Plan may adversely affect an outstanding Option or the terms applicable to Restricted Stock except to conform the Plan and Incentive Options granted under the Plan to the requirements of applicable tax and other laws relating to Incentive Options.

12.2 No amendment, discontinuation or termination of the Plan shall require shareholder approval unless (i) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, (ii) shareholder approval is required under other applicable laws or under the regulations of any stock exchange or Nasdaq market system on which the Common Stock is listed or quoted, or (iii) the Board otherwise concludes that shareholder approval is advisable.

12.3 All references in the Plan to statutes, rules and regulations shall be deemed to include any successor statutes, rules and regulations.

13.  EFFECTIVE DATE OF THE PLAN.

The Plan shall become effective upon adoption by the Board. However, no Option shall be exercisable and the restrictions on Restricted Stock shall not lapse unless and until the Plan is approved by the Company’s shareholders by written consent or at a validly held shareholders’ meeting within twelve months after adoption by the Board. If any Options or shares of Restricted Stock are so granted and shareholder approval shall not have been obtained within twelve months after the date of adoption of the Plan by the Board, such Options and Restricted Stock shall terminate retroactively as of the date they were awarded.

ANNEX C

ARBIOS SYSTEMS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott Hayashi and Walter C. Ogier, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the annual meeting of Stockholders of Arbios Systems, Inc. to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, on, July 12, 2007 at 9:00 a.m., local time, and at any and all adjournments or postponements thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND THE OTHER PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND THE OTHER PROPOSAL.

1.	ELECTION OF DIRECTORS

☐FOR all nominees listed below (except as indicated to the contrary below).	☐WITHHOLD AUTHORITY to vote for all nominees listed below	☐EXCEPTIONS

Director Nominees: Walter C. Ogier, Dennis Kogod, Thomas C. Seoh, Jack E. Stover, Thomas M. Tully, and John M. Vierling, M.D.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the “Exceptions” box and write that nominee’s name on the space below.)

EXCEPTIONS:

2.	AMENDMENT TO CERTIFICATE OF INCORPORATION

☐ FOR   ☐ AGAINST  ☐ ABSTAIN

3.	AMENDMENT TO ARBIOS 2005 STOCK INCENTIVE PLAN

☐ FOR   ☐ AGAINST  ☐ ABSTAIN

4.	APPOINTMENT OF STONEFIELD JOSEPHSON, INC.

☐ FOR   ☐ AGAINST  ☐ ABSTAIN

5.
OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments or postponements thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of Arbios Systems, Inc. or the Board of Directors at the meeting.

C-1

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the under-signed to vote at the meeting. The undersigned acknowledges receipt of the Notice of annual meeting and the proxy statement accompanying such notice.

Dated:                     2007

Signature

Signature

Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.

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